                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K/A
                              Amendment No. 2 to

                                CURRENT REPORT
                                Amending Item 7
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): November 12, 1996 .



                            TMCI Electronics, Inc.
            (Exact name of registrant as specified in its charter)


        Delaware                       0-27510                77-0413814
(State or other jurisdiction         (Commission            (IRS Employer
    of incorporation)                File Number)           Identification No.)


   1875 Dobbin Drive, San Jose, CA                                 95133
(Address of principal executive offices)                        (Zip Code)


    Registrant's telephone number, including area code: 408-272-5700

ITEM 7.   Financial Statements and Exhibits

         (a). At the time that TMCI Electronics, Inc. ("TMCI") filed the Report on Form 8-K on November 27, 1996, the financial statements of the division (the "Division") acquired from Pen Interconnect, Inc. ("PII") and the related pro formas were not available. As permitted under Item 7 of Form 8-K, TMCI stated its intent to file such financial statements as an amendment within the required 60 days from the date that the Report was required to be filed.

         Following the closing of the acquisition, a dispute arose between TMCI and PII. As a result, the auditors for PII ceased to cooperate with Moore Stephens, P.C., the auditors for TMCI, in producing audited financial statements for the Division. In view of this development, TMCI was unable to file the audited financial statements required.

         (b). The pro forma financial information being filed with this report is as follows:

                  (1) Pro Forma Condensed Combined Balance Sheet as of September 30, 1996 (unaudited);

                  (2) Pro Forma Condensed Combined Income Statement for the nine months ended September 30, 1996 (unaudited); and

                  (3) Pro Forma Condensed Combined Income Statement for the year ended December 31, 1995 (unaudited).

         (c). The following exhibits were previously filed with the Report on Form 8-K on November 27, 1996.

                  Exhibit 1.     Asset Purchase Agreement

TMCI ELECTRONICS, INC. AND SUBSIDIARIES
INDEX TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------



Pro Forma Condensed Combined Financial Statements (unaudited)

Basis of Presentation....................................................   P-1

Pro Forma Condensed Combined Balance Sheet as of
September 30, 1996 (unaudited)...........................................   P-2

Pro Forma Condensed Combined Income Statement Sheet for the nine months
ended September 30, 1996 (unaudited).....................................   P-3

Pro Forma Condensed Combined Income Statement for the year ended
December 31, 1995 (unaudited)............................................   P-4

Notes to Pro Forma Condensed Combined Financial Statements (unaudited)...   P-5

TMCI ELECTRONICS, INC.
-------------------------------------------------------------------------------


PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
BASIS OF PRESENTATION
[UNAUDITED]
-------------------------------------------------------------------------------



                  The following pro forma condensed combined balance sheet as of September 30, 1996 and the condensed combined statements of operations for the nine months ended September 30, 1996 and the year ended December 31, 1995 give effect to TMCI Electronics, Inc. and Subsidiaries [the "Company"] acquiring through its Touche Electronics, Inc. subsidiary, substantially all of the operating assets of Pen Interconnect, Inc.'s San Jose Division ["PII"] for a purchase price of $3,300,000.

                  The pro forma information is based on the historical financial statements of the Company and the aforementioned acquired company, giving effect to the transactions under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

                  The pro forma balance sheet at September 30, 1996 gives effect to the transaction as if it occurred on the balance sheet date.

                  The pro forma statements of operations for the nine months ended September 30, 1996 and for the year ended December 31, 1995 give effect to these transactions as if they occurred at the beginning of the respective periods presented.

                  The pro forma condensed combined financial statements have been prepared by the Company 's management based upon the historical financial statements of the Company and PII. These pro forma condensed combined financial statements may not be indicative of the results that actually would have occurred if the acquisitions had been in effect on the dates indicated. The pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and notes contained elsewhere herein and in the Company's registration statement on Form SB-2, the Company's annual report on Form 10-KSB and the Company's quarterly reports on Form 10-QSB.

TMCI ELECTRONICS, INC.
-------------------------------------------------------------------------------


PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF SEPTEMBER 30, 1996.
[UNAUDITED]
-------------------------------------------------------------------------------

                                                                Historicals
                                                      ---------------------------
                                                        TMCI                             Pro Forma             Pro Forma
                                                  Electronics, Inc.      PII            Adjustments            Combined
                                                  -----------------      ---            -----------            --------
Assets:
Current Assets:
   Cash                                               $ 2,147,314  $           --  $   (2,000,000)   [3]  $       147,314
   Accounts Receivable [Net]                            1,691,391         675,020        (254,072)   [1]        2,112,339
   Inventory                                            5,091,630       1,565,458        (849,208)   [1]        5,807,880
   Prepaid Expenses and Other Current
     Assets                                               382,105          34,177         (30,133)   [1]          386,149
                                                   --------------  --------------  --------------         ---------------

   Total Current Assets                                 9,312,440       2,274,655      (3,133,413)              8,453,682
                                                   --------------  --------------  --------------         ---------------

Property and Equipment [Net]                            3,447,871         638,373        (470,378)   [1]        3,615,866
                                                   --------------  --------------  --------------         ---------------

Other Assets:
   Due from Stockholder and Related Party                 578,009              --              --                 578,009
   Other Assets                                               734          99,139         (99,139)   [1]              734
   Goodwill                                                    --              --       2,576,544    [3]        2,576,544
                                                   --------------  --------------  --------------         ---------------

   Total Other Assets                                     578,743          99,139       2,477,405               3,155,287
                                                   --------------  --------------  --------------         ---------------

   Total Assets                                    $   13,339,054  $    3,012,167  $   (1,126,386)        $    15,224,835
                                                   ==============  ==============  ==============         ===============

Liabilities and Stockholders' Equity:
Liabilities:
   Accounts Payable and Accrued
     Expenses                                      $    2,421,093  $      334,042  $      229,000    [1]  $     2,984,135
   Notes Payable and Capital Lease
     Obligation - Current Portion                         446,329              --              --                 446,329
                                                   --------------  --------------  --------------         ---------------

   Total Current Liabilities                            2,867,422         334,042         229,000               3,430,464
                                                   --------------  --------------  --------------         ---------------

Long-Term Liabilities:
   Notes Payable and Capital Lease
     Obligation - Net of Current Portion                1,617,779          22,739         900,000    [3]        2,540,518
   Deferred Income Taxes                                  405,383              --              --                 405,383
                                                   --------------  --------------  --------------         ---------------

   Total Long-Term Liabilities                          2,023,162          22,739         900,000               2,945,901
                                                   --------------  --------------  --------------         ---------------

   Total Liabilities                                    4,890,584         356,781       1,129,000               6,376,365

Stockholders' Equity                                    8,448,470       2,655,386      (2,255,386) [2,3]        8,848,470
                                                   --------------  --------------  --------------         ---------------

   Total Liabilities and Stockholders'
     Equity                                        $   13,339,054  $    3,012,167  $   (1,126,386)        $    15,224,835
                                                   ==============  ==============  ==============         ===============

                                      P-2

TMCI ELECTRONICS, INC.
-------------------------------------------------------------------------------


PRO FORMA CONDENSED COMBINED INCOME STATEMENT FOR THE NINE MONTHS
ENDED SEPTEMBER 30, 1996.
[UNAUDITED]
-------------------------------------------------------------------------------

                                            Historicals
                                --------------------------------
                                      TMCI                             Pro Forma Adjustments                Pro Forma
                                Electronics, Inc.        PII             DR                 CR               Combined
                                ----------------  --------------  --------------     -------------        ---------------
Net Sales                       $     20,496,567  $    4,973,239  $    1,551,484[5]  $          --        $    23,918,322

Cost of Goods Sold                    13,497,840       3,817,955              --         1,551,484   [5]       15,764,311
                                ----------------  --------------  --------------     -------------        ---------------

   Gross Profit                        6,998,727       1,155,284       1,551,484         1,551,484              8,154,011
                                ----------------  --------------  --------------     -------------        ---------------

Operating Expenses                     5,170,226         584,630              --            86,499   [6]        5,668,357

Depreciation and
   Amortization                          630,104          17,863         128,850[4]             --                776,817
                                ----------------  --------------  --------------     -------------        ---------------

   Total Operating
     Expenses                          5,800,330         602,493         128,850            86,499              6,445,174
                                ----------------  --------------  --------------     -------------        ---------------

   Income From Operations              1,198,397         552,791       1,680,334         1,637,983              1,708,837

Other Income [Expense]                 (478,291)         (75,949)             --            42,351   [7]         (511,889)
                                ----------------  --------------  --------------     -------------        ---------------

   Income Before Provision
     for Income Taxes                    720,106         476,842       1,680,334         1,680,334              1,196,948

Provision for Income
   Taxes                                 254,736         125,381              --                --                380,117
                                ----------------  --------------  --------------     -------------        ---------------

   Net Income                   $        465,370  $      351,461  $    1,680,334     $   1,680,334        $       816,831
                                ================  ==============  ==============     =============        ===============

   Net Income Per Share         $            .15                                                          $           .27
                                ================                                                          ===============

Weighted Average Shares
   Outstanding                         3,016,403                                                                3,070,072
                                ================                                                          ===============


TMCI ELECTRONICS, INC.
-------------------------------------------------------------------------------


PRO FORMA CONDENSED COMBINED INCOME STATEMENT FOR THE YEAR ENDED
DECEMBER 31, 1995.
[UNAUDITED]
-------------------------------------------------------------------------------

                                         Historicals
                                --------------------------------
                                      TMCI                               Pro Forma Adjustments               Pro Forma
                                Electronics, Inc.        PII              DR               CR                Combined
                                ----------------  --------------  --------------     -------------        ---------------

Net Sales                       $     28,098,919  $    5,130,004  $    2,576,310[5]  $          --        $    30,652,613

Cost of Goods Sold                    19,991,649       4,001,985              --         2,576,310   [5]       21,417,324
                                ----------------  --------------  --------------     -------------        ---------------

   Gross Profit                        8,107,270       1,128,019       2,576,310         2,576,310              9,235,289
                                ----------------  --------------  --------------     -------------        ---------------

Operating Expenses                     5,417,984         738,275              --            75,215   [6]        6,081,044

Depreciation and
   Amortization                          966,962          23,817         171,800[4]             --              1,162,579
                                ----------------  --------------  --------------     -------------        ---------------

   Total Operating
     Expenses                          6,384,946         762,092         171,800            75,215              7,243,623
                                ----------------  --------------  --------------     -------------        ---------------

   Income From Operations              1,722,324         365,927       2,748,110         2,651,525              1,991,666

Other Income [Expense]                  (714,708)       (140,084)             --            96,585    [7]         (758,207)
                                ----------------  --------------  --------------     -------------        ---------------

   Income Before Provision
     for Income Taxes                  1,007,616         225,843       2,748,110         2,748,110              1,233,459

Provision for Income
   Taxes                                 534,200          90,337              --                --                624,537
                                ----------------  --------------  --------------     -------------        ---------------

   Net Income                   $        473,416  $      135,506  $    2,748,110     $   2,748,110        $       608,922
                                ================  ==============  ==============     =============        ===============

   Net Income Per Share         $            .25                                                          $           .31
                                ================                                                          ===============

Weighted Average Shares
   Outstanding                         1,893,600                                                                1,947,269
                                ================                                                          ===============


TMCI ELECTRONICS, INC.
NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
[UNAUDITED]

-------------------------------------------------------------------------------




[1]    To adjust to market assets acquired and liabilities assumed.

[2]    To eliminate equity accounts of acquired enterprise.

[3] To record consideration paid of $2,000,000 in cash, $900,000 in promissory notes and issuance of 134,172 shares with a fair value of $400,000 in exchange for substantially all of the assets and liabilities of the San Jose Division of Pen Interconnect which gives rise to goodwill of $2,577,000 calculated as follows:

       Purchase Price                                        $     3,300,000
       Less: Assets in Excess of Liabilities Acquired                723,000
                                                             ---------------
         Goodwill                                            $     2,577,000
         --------                                            ===============

[4] To record amortization of goodwill over 15 years utilizing the straight-line method. Calculated as follows:

       Goodwill                                              $     2,577,000
       Life                                                               15
                                                             ---------------

         Annual Amortization                                 $       171,800
         -------------------                                 ===============

[5]    To eliminate intercompany sales and costs of goods sold.

[6] To adjust operating expenses of the San Jose Division of Pen Interconnect to reflect a reduction of management salaries in the amount of $75,215 and $86,499 for the year ending December 31, 1995 and for the period ending September 30, 1996, respectively.

[7]    To record gain on sale of equipment.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TMCI ELECTRONICS, INC.


                                   By: /s/ Charles E. Shaw
                                       ----------------------------------------
                                       Charles E. Shaw
                                       Vice President - Chief Financial Officer




Date:   November 24, 1997